Exhibit 99.2

AT-GAA (ATB200/AT2221) Phase 3 PROPEL Topline Results February 11, 2021

Phase 3 PROPEL Topline Results 2 Forward-Looking Statements This presentation contains "forward-looking statements" within themeaningof the PrivateSecurities Litigation Reform Act of 1995, including statements relating to top-line data from a global Phase 3 study to investigate AT-GAA for the treatment of Pompe Disease and the potential implications on these data for the futureadvancementanddevelopmentofAT-GAA.Wordssuchas,butnotlimitedto,“lookforwardto,” “believe,”“expect,”“anticipate,”“estimate,”“intend,”"confidence,""encouraged,"“potential,”“plan,”“targets,” “likely,” “may,” “will,” “would,” “should” and “could,” and similar expressions or words identify forward-looking statements.Theforwardlookingstatementsincludedinthispressreleasearebasedonmanagement's current expectations and belief's which are subject to a number of risks, uncertainties and factors, including that the Company will not be able to successfully complete the development of, obtain regulatory approval for, or successfully manufacture and commercialize AT-GAA. In addition, all forward looking statements are subject to the other risks and uncertainties detailed in our Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on10-Q for theQuarter ended September 30, 2020. As a consequence, actual results may differ materially from those set forth in this press release. You are cautioned not to place undue reliance on these forward looking statements, which speak only of the date hereof. All forward looking statements are qualified in their entirety by this cautionary statement and we undertake no obligation to revise this press release to reflect events or circumstances after the date hereof.

Introduction: Phase 3 PROPEL Topline Results 3 Our Passion for Making a Difference Unites Us Per Ardua Ad Astra

Phase 3 PROPEL Topline Results 4 Executive Summary » Rolling BLA submission for AT-GAA planned for completion in Q2 and other global regulatory submissions for approval expected throughout 2021 Patients switching to AT-GAA from the approved ERT, alglucosidase alfa, walked +16.9 meters farther than those treated with standard of care ERT (p=0.046) Patients switching to AT-GAA also showed an improvement in percent-predicted forced vital capacity (FVC), the most important measure of respiratory function in Pompe disease, compared to a decline in patients treated with the currently approved ERT (FVC Diff. + 4.1%; p=0.006) In the overall study population of ERT experienced and ERT naïve patients, AT-GAA showed a nominally statistically significant and clinically meaningful difference for superiority on the first key secondary endpoint of percent-predicted forced vital capacity compared to patients treated with the currently approved ERT (FVC Diff. + 3.0%; p=0.023) In the overall study population of ERT experienced and ERT naïve patients, AT-GAA outperformed the currently approved ERT (+21 meters compared to +7 meters) which was not statistically significant for superiority (p=0.072) Improvements in the two important biomarkers of Pompe disease (Hex-4 and CK) for the overall study population significantly favored AT-GAA compared to the currently approved ERT (p<0.001) 8 of 8 Key Secondary and Biomarker Endpoints favored AT-GAA compared to standard of care in the overall and ERT experienced population » » » » » »

Phase 3 PROPEL Topline Results

5

Pompe Disease Overview

Pompe disease is a severe and fatal neuromuscular disease and one of the most prevalent lysosomal disorders. Despite the majority of diagnosed Pompe patients in the addressable geographies in the world being treated with currently approved ERT alglucosidase alfa, there remains significant unmet medical need



- 5,000 – 10,000+ patients diagnosed WW[1]; newborn screening suggests underdiagnosis
- Age of onset ranges from infancy to adulthood
- Patients on currently approved ERT decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- $1B+ global Pompe ERT sales[2]

1. National Institute of Neurological Disorders and Stroke (NIH). 2. Based on calendar year ending December 31, 2020. Source: Sanofi Press Releases

Amicus Therapeutics

Phase 3 PROPEL Topline Results 6 AT-GAA: ATB200 (cipaglucosidase alfa) and AT2221 (miglustat) ATB200 is a novel rhGAA being developed as a next-generation enzyme replacement therapy (ERT) for the treatment of Pompe disease, used in conjunction with AT2221, an iminosugar that stabilizes and enhances the PK of ATB200

Phase 3 PROPEL Topline Results 7

PROPEL (ATB200-03): Study Design

PROPEL

Phase 3 double-blind randomized study to assess the efficacy and safety of ATB200/AT2221 in adult subjects with late-onset Pompe disease compared with alglucosidase alfa/placebo


Enrollment
n=123
ERT Experienced &
ERT Naïve
62 WW Clinical Sites
ClinicalTrials.gov Identifier: NCT03729362
2:1 Randomization[1]
52-Week Primary Treatment Period
(Double-Blind)
AT-GAA (n=85)
20 mg/kg ATB200 IV
+ 260 mg of AT2221 qow
Alglucosidase alfa (n=38)
20 mg/kg alglucosidase alfa IV
+ placebo qow
Open-Label Extension
n=117
ClinicalTrials.gov Identifier: NCT04138277

Key Enrollment Criteria:

- ≥18 years old, weigh ≥ 40 kg at screening with confirmed diagnosis of LOPD
- Classified as one of the following with respect to ERT status:
  - ERT experienced, defined as currently receiving standard of care ERT (alglucosidase alfa) for ≥24 months
  - ERT naïve, defined as never having received ERT
- 6MWD ≥ 75 meters and ≤ 90% of the predicted value for healthy adults at screening
- Sitting FVC ≥ 30% of the predicted value for healthy adults at screening

[1] 2:1 randomization with stratification factors on ERT status, baseline 6MWD

Amicus Therapeutics

Phase 3 PROPEL Topline Results 8 Study Objectives and Statistical Methods Primary and Secondary Objectives Statistical Methods • To assess the efficacy of AT-GAA compared with alglucosidase alfa/placebo on: Primary endpoint of 6MWD analyzed using MMRM on ITT observed cases All key secondary endpoints including FVC analyzed by ANCOVA with last observation carried forward (ITT LOCF) • • Ambulatory function, as measured by the 6-minute walk distance (6MWD) [Primary] Pulmonary function, as measured by % predicted sitting forced vital capacity (FVC) Muscle strength, health related patient reported outcomes (PROs) and motor function • •

Phase 3 PROPEL Topline Results 9 Study Endpoints Other Key Secondary Endpoints Primary Endpoint Change from baseline to Week 52 in 6 Minute Walk Distance (6MWD) • Change from baseline to Week 52 in the manual muscle test (MMT) score for lower extremities Change from baseline to Week 52 in the PROMIS® – Physical Function domain score Change from baseline to Week 52 in the PROMIS® – Fatigue domain score Change from baseline to Week 52 in the GSGC score (Gait, Stairs, Gowers, Chair) • • Key Secondary Endpoint • Change from baseline to Week 52 in % predicted sitting Forced Vital Capacity (FVC)

Phase 3 PROPEL Topline Results
10

Patient Disposition

PROPEL

There was a very low drop-out rate and all patients completing the study subsequently enrolled in the AT-GAA extension study


Patients Randomized & Dosed
N=123
AT-GAA N=85
ERT Experienced N=65
ERT Naïve N=20
Alglucosidase Alfa N=38
ERT Experienced N=30
ERT Naïve N=8
Discontinued
N=5
(IAR=2)
(Other*=3)
Discontinued
N=1
(AE^=1)
ITT: Primary Analysis
N=85
ITT: Primary Analysis
N=38
ATB200-07 OLE
AT-GAA
N=117

Note: * 1 Covid pneumonia, 2 withdrew no longer wanting to travel to sites for infusion all unrelated to study drug; ^1 stroke, unrelated to study drug

Amicus Therapeutics

Phase 3 PROPEL Topline Results 11 Baseline Demographics AT-GAA n=85 Alglucosidase alfaTotal n=38n=123 Age (years) Mean (SD) 47.6 (13.3) 45.1 (13.3)46.8 (13.3) Median (Min, Max) 48.0 (19, 74) 46.0 (22, 66)47.0 (19, 74) Gender, n (%) Male 36 (42.4) 20 (52.6)56 (45.5) Female 49 (57.6) 18 (47.4)67 (54.5) Previous ERT Duration (ERT Exp. only) <3 years 4 (6.2) 5 (16.7)9 (9.5) 3-5 years 16 (24.6) 6 (20.0)22 (23.2) >5 years 45 (69.2) 19 (63.3)64 (67.4) Race, n (%) White 74 (87.1) 30 (78.9)104 (84.6) Asian 5 (5.8) 5 (13.2)10 (8.1) Other 6 (7.1) 3 (7.9)9 (7.3) Regions, n(%) North/South America 26 (30.6) 15 (39.5)41 (33.3) Europe 43 (50.6) 12 (31.6)55 (44.7) Asia Pacific 16 (18.8) 11 (28.9)27 (22.0) Baseline demographics were representative of the population and generally similar in the two treatment arms

Phase 3 PROPEL Topline Results 12 Baseline Characteristics 6MWD=6-minute walk distance; FVC=forced vital capacity Results exclude one clinically implausible patient who used an investigational anabolic steroid ostarine (selective androgen receptor modulator) just prior to study start. AT-GAA n=85 Alglucosidase alfa n=37 FVC % Predicted, Sitting Mean (SD) 70.7 (19.6) 69.7 (21.5) Median (Min, Max) 70.0 (30.5, 132.5) 71.0 (31.5, 122.0) ERT Experienced ERT Naive ERT Experienced ERT Naive n=65 n=20 n=30 n=7 Mean (SD) 67.9 (19.1) 80.2 (18.7) 67.5 (21.0) 79.1 (22.6) Median (Min, Max) 68 (30.5, 132.5) 82.3 (48.0, 111.0) 69.0 (31.5,122.0) 93.5 (46.5, 98.0) AT-GAA n=85 Alglucosidase alfa n=37 6MWD, m Mean (SD) 357.9 (111.8) 351 (121.3) Median (Min, Max) 359.5 (79.0, 575.0) 365.5 (112.5, 623.0) ERT Experienced ERT Naive ERT Experienced ERT Naive n=65 n=20 n=30 n=7 Mean (SD) 346.9 (110.2) 393.6 (112.4) 334.6 (114.0) 420.9 (135.7) Median (Min, Max) 352.5 (79.0, 557.5) 375.2 (154.0, 575.0) 343.5 (112.5, 532.3) 385.5 (201.0, 623.0) Baseline 6MWD and FVC were representative of the population and generally similar in the two treatment arms

Phase 3 PROPEL Topline Results 13

6MWD and FVC Results: Overall Population (n=122)

PROPEL

6MWD showed greater improvement with AT-GAA versus alglucosidase alfa but did not demonstrate statistical superiority; FVC demonstrated clinically significant improvement with AT-GAA over alglucosidase alfa

6MWD (m)

Treatment	Baseline	CFBL at Week 52	Difference	P-Value
AT-GAA (n=85)	357.9 (111.8)	+20.8 (4.6)	+13.6 (8.3)	p=0.072
Alglucosidase alfa (n=37)	351.0 (121.3)	+7.2 (6.6)		

FVC (% predicted)

Treatment	Baseline	CFBL at Week 52	Difference	P-Value
AT-GAA (n=85)	70.7 (19.6)	-0.9 (0.7)	+3.0 (1.2)	**p=0.023**
Alglucosidase alfa (n=37)	69.7 (21.5)	-4.0 (0.8)		

NOTES: Baseline is Mean (STDEV); CFBL is Mean LOCF (SE); P-values are nominal 2-sided; FVC data normally distributed and p–values are from ANCOVA.
Results exclude one clinically implausible patient who used an investigational anabolic steroid ostarine (selective androgen receptor modulator) just prior to study start.
6MWD data not normally distributed and 6MWD p-value is for non-parametric ANCOVA; 6MWD parametric MMRM p-value was p=0.097.

Amicus Therapeutics

Phase 3 PROPEL Topline Results 14

6MWD and FVC Results: ERT Experienced Population (n=95)

PROPEL

In the ERT experienced population there was a clinically significant improvement in both 6MWD and FVC with AT-GAA over alglucosidase alfa

6MWD (m)

Treatment	Baseline	CFBL at Week 52	Difference	P-Value
AT-GAA (n=65)	346.9 (110.2)	+16.9 (5.0)	+16.9 (8.8)	p=0.046
Alglucosidase alfa (n=30)	334.6 (114.0)	0.0 (7.2)		

FVC (% predicted)

Treatment	Baseline	CFBL at Week 52	Difference	P-Value
AT-GAA (n=65)	67.9 (19.1)	+0.1 (0.7)	+4.1 (1.2)	p=0.006
Alglucosidase alfa (n=30)	67.5 (21.0)	-4.0 (0.9)		

NOTE: Baseline is Mean (STDEV); CFBL is Mean LOCF (SE); P-values are nominal 2-sided; FVC data normally distributed and p–values are from ANCOVA
6MWD data not normally distributed and 6MWD p-value is for non-parametric ANCOVA; 6MWD parametric MMRM p-value was p=0.078

Amicus Therapeutics

Phase 3 PROPEL Topline Results 15 6MWD and FVC Plots: ERT Experienced Population (n=95) 6MWD (m): Change from baseline (n=65, n=30) FVC (% predicted): Change from baseline (n=65, n=30) 2.0 1.5 30 1.0 25 0.5 0.0 20 -0.5 -1.0 -1.5 15 10 -2.0 -2.5 5 -3.0 -3.5 -4.0 0 -2 -4 -6 -8 -4.5 -5.0 Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF NOTE: Baseline is Mean (STDEV); CFBL is Mean (SE); P-values are nominal 2-sided; FVC data normally distributed and p–values are from ANCOVA 6MWD data not normally distributed and 6MWD p-value is for non-parametric ANCOVA; 6MWD parametric MMRM p-value was p=0.078 Mean(SE) Actual Change in 6MWD (m) Mean(SE) Actual Change in Sitting % Predicted FVC Treatment:ATB200/AT2221Alglucos idas e Treatment: ATB200/AT2221 Alglucos idas e p=0.046 16.9 0.0 p=0.006 0.1 -4.0 ERT experienced patients treated with AT-GAA demonstrated improvements over time in 6MWD and stabilization over time in FVC versus alglucosidase alfa

Phase 3 PROPEL Topline Results 16

6MWD and FVC Results: ERT Naive Population (n=27)

PROPEL

In the smaller ERT naive population, variability was greater and 6MWD and FVC both numerically favored alglucosidase alfa

6MWD (m)

Treatment	Baseline	CFBL at Week 52	Difference	P-Value
AT-GAA (n=20)	393.6 (112.4)	+33.4 (10.9)	-4.9 (19.7)	p=0.60
Alglucosidase alfa (n=7)	420.9 (135.7)	+38.3 (11.1)		

FVC (% predicted)

Treatment	Baseline	CFBL at Week 52	Difference	P-Value
AT-GAA (n=20)	80.2 (18.7)	-4.1 (1.5)	-0.5 (2.7)	p=0.57
Alglucosidase alfa (n=7)	79.1 (22.6)	-3.6 (1.8)		

NOTES: Baseline is Mean (STDEV); CFBL is Mean LOCF (SE); P-values are nominal 2-sided; FVC data normally distributed and p–values are from ANCOVA.
Results exclude one clinically implausible patient who used an investigational anabolic steroid ostarine (selective androgen receptor modulator) just prior to study start.
6MWD data not normally distributed and p-value is for Wilcoxon Test; 6MWD parametric MMRM p-value was p=0.75

Amicus Therapeutics

Phase 3 PROPEL Topline Results 17 Key Secondary: Lower MMT All Patients & ERT Experienced Patients Overall Population ERT Experienced Population 2.5 2.5 ↑ Improvement 2.0 2.0 1.5 1.5 1.0 1.0 0.5 0.5 0.0 0.0 Baseline Week 12 Week 26 Visit Week 38 Week 52 LOCF Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Note: MMT measured via the Medical Research Criteria (MRC) scale Mean(SE) Actual Change in MMT Lower Score Mean(SE) Actual Change in MMT Lower Score Treatment: ATB200/AT2221 Alglucosidase Treatment:ATB200/AT2221 Alglucos idas e ↑ Improvement 1.6 0.9 1.6 0.9 In the overall population and ERT experienced population lower MMT numerically favored AT-GAA

Phase 3 PROPEL Topline Results 18 Key Secondary: GSGC (Gait, Stairs, Gowers, Chair) All Patients & ERT Experienced Patients ERT Experienced Population Overall Population 1.5 1.5 1.0 1.0 0.5 0.5 0.0 0.0 -0.5 -0.5 -1.0 -1.0 -1.5 -1.5 Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Baseline Week 12 Week 26 Visit Week 38 Week 52 LOCF Note: GSGC total score is the sum of 4 tests and ranges from a minimum of 4 points (normal performance) to a maximum of 27 points (worst score). Mean(SE) Actual Change in GSGC Total Score Mean(SE) Actual Change in GSGC Total Score Treatment:ATB200/AT2221 Alglucosidase Treatment:ATB200/AT2221 Alglucos idas e 0.6 -0.5 ↓ Improvement 0.8 -0.5 ↓ Improvement In the overall population and ERT experienced population clinically significant improvement was observed in GSGC with AT-GAA

Phase 3 PROPEL Topline Results 19 Key Secondary: PROMIS Physical Function All Patients & ERT Experienced Patients Overall Population ERT Experienced Population 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 -0.5 -1.0 -1.5 -2.0 -2.5 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 -0.5 -1.0 -1.5 -2.0 -2.5 -3.0 -3.5 -4.0 ↑ Improvement Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Baseline Week 12 Week 26 Visit Week 38 Week 52 LOCF Note: PROMIS – Physical Function Short Form 20a (v2.0) consists of 20 questions scored on a scale from 1 to 5: 1 = unable to do; 5 = not at all; min score 20 max score 100 Mean(SE) Actual Change in Physical Function Total Score Mean(SE) Actual Change in Phys ical Function Total Score Treatment: ATB200/AT2221 Alglucosidase Treatment: ATB200/AT2221 Alglucos idas e ↑ Improvement 1.9 0.2 1.8 -1.0 In the overall population and ERT experienced population PROMIS physical function numerically favored AT-GAA

Phase 3 PROPEL Topline Results 20 Key Secondary: PROMIS Fatigue All Patients & ERT Experienced Patients Overall Population ERT Experienced Population 0.0 1.0 0.5 -0.5 0.0 -1.0 -0.5 -1.0 -1.5 -1.5 -2.0 -2.0 -2.5 -2.5 -3.0 -3.0 Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Baseline Week 12 Week 26 Visit Week 38 Week 52 LOCF Note: PROMIS – Fatigue Short Form 8a consists of 8 questions scored on a scale from 1 to 5: 1 = not at all; 5 = very much min score 8 max score 40 Mean(SE) Actual Change in Fatigue Total Score Mean(SE) Actual Change in Fatigue Total Score Treatment:ATB200/AT2221Alglucosidase Treatment:ATB200/AT2221 Alglucos idas e -1.7 -2.0 ↓ Improvement -0.3 -1.9 ↓ Improvement In the overall population and ERT experienced population PROMIS fatigue numerically favored AT-GAA

Phase 3 PROPEL Topline Results 21 Biomarker: Creatine Kinase (CK) All Patients & ERT Experienced Patients Overall Population ERT Experienced Population 30 30 20 20 10 10 0 0 -10 -10 -20 -20 -30 -30 Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Baseline Week 12 Week 26 Visit Week 38 Week 52 LOCF Mean(SE) Percent Change in CK (U/L) Mean(SE) Percent Change in CK (U/L) Treatment: ATB200/AT2221 Alglucosidase Treatment:ATB200/AT2221Alglucos idas e 18.0% -19.6% ↓ Improvement 15.6% -22.4% ↓ Improvement In the overall population and ERT experienced population reductions in CK were significantly greater with AT-GAA

Phase 3 PROPEL Topline Results 22 Biomarker: Urinary Hex4 All Patients & ERT Experienced Patients Overall Population ERT Experienced Population 30 30 20 20 18.4% 10 10 0 0 -10 -10 -20 -20 -30 -31.5% -30 -40 -40 Baseline Week 12 Week 26 Visit Week 38 Week 52 LOCF Bas eline Week 12 Week 26 Visit Week 38 Week 52 LOCF Mean(SE) Percent Change in HEX4 (mmol/mol creatinine) Mean(SE) Percent Change in HEX4 (mmol/mol creatinine) Treatment:ATB200/AT2221Alglucos idas e Treatment: ATB200/AT2221 Alglucosidase 11.0% ↓ Improvement -28.7% ↓ Improvement In the overall population and ERT experienced population reductions in Hex4 were significantly greater with AT-GAA

Phase 3 PROPEL Topline Results 23

Primary, Key Secondary and Biomarker Endpoint Heat Map

All Patients & ERT Experienced Patients

Endpoints across motor function, pulmonary function, muscle strength, PROs and biomarkers favored AT-GAA over alglucosidase alfa in both the overall and ERT experienced populations

Overall Population

	Alglucosidase alfa	AT-GAA
Motor Function		6MWD
		GSGC*
Pulmonary Function		FVC*
Muscle Strength		Lower MMT
PROs		PROMIS-Physical
		PROMIS-Fatigue
Biomarker		Hex4*
		CK*

ERT Experienced Population

	Alglucosidase alfa	AT-GAA
Motor Function		6MWD*
		GSGC*
Pulmonary Function		FVC*
Muscle Strength		Lower MMT
PROs		PROMIS-Physical
		PROMIS-Fatigue
Biomarker		Hex4*
		CK*

Note: * Nominal P-value <0.05; based on LOCF means

Amicus Therapeutics

Phase 3 PROPEL Topline Results 24 Safety Summary • • • TEAEs leading to withdrawal in the AT-GAA arm were two IARs, one of which was a serious AE TEAEs leading to withdrawal in the alglucosidase arm was due to stroke (unrelated) Overall safety profile of AT-GAA is similar to alglucosidase alfa AT-GAA n=85 Alglucosidase Alfa n=38 TEAEs81 (95.3%) 37 (97.4%) TEAEs Potentially Related to Treatment26 (30.6%) 14 (36.8%) Serious TEAEs8 (9.4%) 1 (2.6%) Serious TEAEs Potentially Related to Treatment1 (1.2%) 0 TEAEs Leading to Study Withdrawal2 (2.4%) 1 (2.6%) TEAEs Leading to Death0 0 IARs21 (24.7%) 10 (26.3%) Safety profile was similar for AT-GAA and alglucosidase alfa

Phase 3 PROPEL Topline Results 25

AT-GAA: Next Steps

PROPEL

AT-GAA for Pompe Advances Toward Approval

- Rolling BLA submission expected to complete in Q2
- Other key regulatory submissions for approval throughout 2021 including MAA in Europe
- Potential for early approval under EAMS framework with Priority Innovative Medicines Designation in UK
- 150+ patients worldwide now being treated with AT-GAA including adults, adolescents and infants
- Pediatric study for Pompe patients aged 12 to <18 with late-onset Pompe disease ongoing
- Clinical study for Pompe patients with infantile onset disease expected to begin this year
- Expanded access program for Pompe infantile patients and adult-onset patients open and has enrolled multiple patients with Pompe. Further expanded access for all Pompe patients being considered.

Amicus Therapeutics

Phase 3 PROPEL Topline Results 26

Acknowledgments

PROPEL

- Amicus thank the patients, their families, and Pompe disease patient organizations for their participation in the PROPEL study sponsored by Amicus Therapeutics
- Amicus would also like to thank the investigators, and site staff for their support and contributions in the PROPEL study

Hashiguchi Akihiro MD	Ozlem Goker-Alpan MD	Giancarlo Parenti MD
Hernan Amartino MD	Robert Henderson MD	Helio Pedro MD
Prof. Henning Andersen MD	Shinichi Hirose MD	Alan Pestronk MD
Stephen Arbogast MD	Tarekegn Hiwot MD	Colin Quinn MD
Shahram Attarian MD	Robert Hopkin MD	Mark Roberts MD
Halina Bartosik-Psujek MD	Derralynn Hughes MD	Tobias Ruck MD
Martin Bialer MD PhD	Jozsef Janszky MD	Richard Roxburgh MD
Cynthia Bodkin MD	Aneal Khan MD	Sabrina Sacconi MD
Francoise Bouhour MD	Priya Kishnani MD	Tomo Sawada MD
Drago Bratkovic MD	Hiroshi Kobayashi MD	Prof. Benedikt Schoser MD
Thomas Burrow MD	Blaž Koritnik MD	Jin-Hong Shin MD
Ernest Butler, MD	Kornblum Cornelia MD	Hideaki Shiraishi MD
Barry Byrne, MD, PhD	Hani Kushlaf MD	Celine Tard MD
Yin-Hsiu Chien MD	Prof. Laforet Pascal MD, PhD	Ivaylo Tarnev MD
Prof. Kristl Claeys MD PhD	Heather Lau MD	Mark Tarnopolsky MD
Paula R. Clemens MD	Prof. Christopher Lindberg MD	Michel Tchan MD
Patrick Deegan MD	Nicola Longo MD	Prof. Antonio Toscano MD
Jordi Diaz Manera MD	Wolfgang Löscher MD	Prof. Ans van der Ploeg MD
Mazen Dimachkie MD	Prof. Maria Judit Molnar MD	Jaime Vengoechea MD
Aleksandra Dominovic-Kovacevic MD	Tahseen Mozaffar MD	Vescei Laszlo MD
Miriam Freimer MD	George Konstantinos Papadimas MD	

Amicus Therapeutics

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